                                                                   EXHIBIT 10.11

                            OEM TERMS AND CONDITIONS

        This Agreement is entered into as of this 1 day of June, 1996, ("Effective Date") by and between NETGEAR, Inc., a Delaware corporation and a wholly subsidiary of Bay Networks, Inc. and having its principal place of business at 4401 Great America Parkway, P.O. Box 58185, Santa Clara, California, 95052-8185 ("NETGEAR"), and Delta Electronics. Inc, ("Supplier") having its principal place of business at 9F, No. 144, Min Chuan E. Road, Sec. 3, Taipei, Taiwan, R.O.C.

        1. PURCHASE OF PRODUCTS: NETGEAR may purchase and license the products listed in Attachment 1 ("Products"), private-labeled for NETGEAR, and, if applicable customized in accordance with Attachment 2, for internal use and demonstration purposes and for resale and relicense, directly and indirectly, by placing written orders under this Agreement. Supplier agrees to sell the private-labeled and/or customized Products exclusively to NETGEAR and to any of the NETGEAR affiliates, subsidiaries or agents identified by NETGEAR under the terms of this Agreement. Supplier agrees not to sell the Products directly to any third party or agent or former agent of NETGEAR for any purpose other than resale on NETGEAR's behalf. Under no circumstances may an agent of NETGEAR make any alteration to the terms of this Agreement without NETGEAR's prior written consent. Any additional customization of the Products will be in accordance with the terms set forth in an Attachment to this Agreement.

        2. PRODUCT PRICES: Product prices shall be in accordance with Attachment 1 and do not include cost of shipping or insurance, which will be borne by NETGEAR. All prices are exclusive of any taxes. Prices are based on the cost structure set forth in Attachment 1. Prices will be paid in U.S. dollars based on the "Established Exchange Rate" which shall be one US dollar to $27.50 New Taiwan dollars or on an adjusted exchange rate as follows: at such time as the exchange rate fluctuates by more than 10% from the prevailing Established Exchange Rate, that higher or lower exchange rate shall become the Established Exchange Rate. Supplier shall not increase the Product price(s) during the term of the Agreement or any renewals. A costed Bill of Materials (BOM) shall be attached as an exhibit to Attachment 1 and an updated costed BOM shall be provided by Supplier to NETGEAR not less frequently than the beginning of each calendar quarter during the term of this Agreement. The unit pricing shall be reduced immediately at any time that the costed BOM decreases by more than 5% from the preceding quarter, provided that Delta has received the agreed to target margin. Material Cost, assembly cost, labor, overhead and margins will be reviewed at the beginning of each calendar quarter for reasonableness by NETGEAR.

        3. ORDERS FOR PRODUCTS: Each order for Products shall be governed by the terms of this Agreement. Conflicting or additional terms provided in any order or acknowledgment of an order shall be of no effect unless specifically accepted in writing by an authorized representative of the parties. Each order shall specify (a) description and part number of Products, (b) purchase price; (c) quantity; (d) delivery schedule; and (e) "ship-to" and "invoice-to" addresses.

        4. TIME FOR DELIVERY: Supplier will deliver Products in the quantities ordered (up to 125% of the quantities forecasted) by NETGEAR within 30 days of the date the order is received by Supplier (unless a later shipment date is specified in the order or a longer lead time is set out in Attachment 1), provided that the terms of the order comply with the requirements specified above.

        In order to meet the anticipated delivery schedules, it may be necessary for Supplier to maintain an inventory of certain parts for the NETGEAR Products which are unusable in other Supplier products and which are long-lead time parts or which must be procured in quantity to receive beneficial pricing. The parties will agree in writing from time to time as to a list of such parts. At the time of termination or expiration of this Agreement or product discontinuation, NETGEAR agrees to accept delivery of Supplier's entire inventory of such agreed parts, up to a total equal to the last 3 months forecast and to reimburse Supplier for its actual purchase price for such parts.

        The parties acknowledge that time is the essence of this Agreement. In the event that Supplier fails to deliver Products within the time period described in this subsection, NETGEAR shall be entitled to a credit against the corresponding order in the amount calculated from the table below applied against the quantity of Product which was not delivered within the specified time period, subject to adjustment as provided below:

        Actual delivery date                    Percentage of price credited
        --------------------                    ----------------------------
        1 to 15 days from shipment date                  No discount
        specified in NETGEAR's order and
        accepted and confirmed by Supplier

        16 to 29 days from shipment date                     l%
        specified in NETGEAR's order and
        accepted and confirmed by Supplier

        30 or more days from shipment date                   3%
        specified in NETGEAR's order and
        accepted and confirmed by Supplier

NETGEAR may choose to cancel any order which remains unfulfilled by Supplier after 30 days from shipment date requested by NETGEAR and accepted and confirmed by Supplier in orders accepted by Supplier without penalty. Products which are delivered but which do not conform with the warranties and specifications described in this Agreement, where the non-conformance is not cured within five days notice from NETGEAR, shall not be deemed to have been delivered for purposes of this section. Supplier's obligations under this section shall be subject to the provisions of the Section entitled "Failure and Delay", except that failure of Supplier's suppliers to deliver component parts shall not be deemed to be excusable delay in Supplier's performance under this Agreement.

        5. CANCELLATION OR POSTPONEMENT OF ORDERS. NETGEAR may cancel or reduce the quantity of any order without liability 60 days or more in advance of the ship date specified in NETGEAR's order. NETGEAR may cancel, or reduce the quantity of any order from 30 to 59 days in advance of the ship date specified in NETGEAR' order by paying Supplier a cancellation charge equal to the out-of-pocket cost incurred by Supplier for work in process, not including raw components usable in other applications, not to exceed the unit price. NETGEAR may postpone the delivery of any portion of an order for up to a total of 90 days without any liability by delivering written notice to Supplier 30 days or more in advance of the ship date specified in NETGEAR' order.

        6. FORECASTS: NETGEAR agrees to provide Supplier with monthly 180 day rolling forecasts for its projected orders for Products. The provision of such forecast shall in no way bind NETGEAR to actually place orders for any such quantities nor otherwise expose NETGEAR to liability.

        7. TERMS OF SALE: Products will be shipped F.O.B. point of shipment. Title to the Products (but not any Product software) shall pass to NETGEAR upon acceptance of the shipment of Products. Payment for the Products shall be due net 30 days of invoice date, which shall not precede the date of shipment of the Products. If payment is to be made by wire transfer, Supplier must provide the following information: bank name and location of branch, account name/number and Swift number.

        8. INVOICING AND TAXES: NETGEAR shall pay all applicable sales and use taxes based on the purchase of the Products, other than income and franchise taxes based on Supplier's income or provide Supplier with a certificate of exemption acceptable to the appropriate taxing authority.

        9. PRODUCT DOCUMENTATION: Supplier will provide a complete set of the applicable technical publications and illustrations and user documentation which Supplier ships with the corresponding Supplier products to NETGEAR in a mutually agreed electronic format. NETGEAR may modify such publications and may translate such publications into foreign languages and will deliver master copies of hardware documentation to Supplier for printing, packing and shipping with the Products. NETGEAR may also create additional usage/reference manuals (such as hardware installation and verification guides, and end user warranty cards) which will also be delivered to Supplier for printing, packing and shipping with the Products.

        10. PRIVATE LABELING: All Products delivered by Supplier will bear the logos, trade names and trademarks of NETGEAR as specified by NETGEAR. NETGEAR will provide engineering drawings, camera-ready artwork film, and all other materials and instructions necessary to manufacture product labels and shipping boxes without supplemental documentation. No Supplier logos, trademarks and trade names will be externally visible on installed Products. NETGEAR agrees not to affix any labels containing Supplier logos, trademarks or trade names to the Products. Preprinted boxes with NETGEAR logos will be provided by Supplier and used for packaging the Products. These individual product boxes must be placed within larger protective shipping boxes for transit from Supplier to NETGEAR.

        11. SOFTWARE LICENSE: If the Products include software, Supplier will, at NETGEAR's request, either provide software on media ready for shipment or master copies of any software associated with the Products and will grant NETGEAR the right to use, and to reproduce if necessary, and to sublicense all software associated with the Products, including all updates, "bug fixes" and enhancements created over time for such software, and associated documentation, for perpetual use solely in connection with Products. The terms of such sublicense shall conform generally to the provisions of NETGEAR standard form software license for its commercial products. The foregoing licenses may be exercised by NETGEAR without further charge beyond the prices for the Products described elsewhere in this Agreement.

        12. ACCEPTANCE; QUALITY ASSURANCE: The parties acknowledge the requirement that the Products be supplied with as close to a "zero defect rate" as is practically possible. The Products should be subjected to on-going reliability testing, including operating a rolling 20 to 30 units for 60 days to provide "infant mortality" data. The Products are subject to final inspection and acceptance at NETGEAR's' facility within 30 days after delivery, to confirm that the Products conform to all criteria, specifications and warranties described in this Agreement. Supplier will provide NETGEAR with a complete set of top-level assembly drawings of the Products, which NETGEAR may use in incoming inspection and Supplier shall provide

NETGEAR with a report of "first pass yields". If one or more Products in a shipment fails to successfully pass the acceptance tests, NETGEAR shall deliver a deficiency report to Supplier promptly before the end of the acceptance period. Supplier shall, in response to such report immediately accept the return for credit of the non-conforming Products so that they successfully pass all acceptance tests, all at Supplier's sole expense and the full lot shall be subject to re-inspection. Payment prior to acceptance shall not constitute acceptance. NETGEAR may conduct and observe tests and inspections at Supplier plant if NETGEAR notifies Supplier 24 hours in advance. In the event that NETGEAR does not notify Supplier in writing of deficiencies in the Products within 30 days of receipt thereof, the Products shall be deemed accepted.

        Supplier will follow good manufacturing practices (equivalent to IPC Class II for electrical assembly) utilizing materials, techniques, and procedures which conform to industry standards. Supplier will comply with the requirements of ISO 9000 and CE Mark standards. Supplier will make available to NETGEAR, upon request, information regarding Supplier's quality assurance procedures. The parties shall negotiate in good faith and mutually agree upon an ongoing program during the term of this Agreement to monitor and assure the quality of the Products provided by Supplier (the "Quality Assurance Program"). Such Quality Assurance Program will include, but not be limited to, criteria and procedures for ongoing audit of Supplier's manufacturing process, a definition of test procedures for confirmation of compliance with applicable quality and other specifications, definition of minimum quality specification acceptance levels, and an escalation procedure for resolving quality-related problems. Upon mutual agreement by the parties in writing as to the content of such Quality Assurance Program, the Quality Assurance Program shall without further action by the parties be deemed incorporated herein as an Attachment to this Agreement. At such time as defined in the Quality Assurance Program, Supplier will be authorized to provide Products on a "ship-to-stock" basis.

        13. WARRANTY: Supplier warrants that the Products delivered under this Agreement will be free from all liens, encumbrances and restrictions, other than the restrictions relating to the software. Supplier warrants that each Product delivered to NETGEAR will be free from defects in material and workmanship for the period of time set forth in Attachment 1 (the "Warranty Period") and shall perform in accordance with the Product specifications. The parties acknowledge that by its nature, software is not error-free or free from interruption in operation because of "bugs" or defects. Supplier shall promptly and diligently correct any bug or software error in the Products software which it discovers or is reported to Supplier during the Warranty Period, and will immediately provide NETGEAR with a suitable patch, fix or work-around so that it continues to operate in accordance with the respective specifications, and, NETGEAR may deliver these to all valid licensees. If a defect or non-conformance is discovered during the Warranty Period, NETGEAR will promptly notify Supplier of any non-conforming material to obtain a Return

Material's Authorization number ("RMA"). Upon NETGEAR's receipt of the RMA, NETGEAR will cause the return of the non-conforming Products to Supplier at the expense of NETGEAR. Upon its receipt, Supplier will promptly either repair or replace it, at Supplier's option and cost. Properly repaired or replaced Products will promptly be delivered to NETGEAR at Supplier's cost, and the Warranty Period therefor will continue for 90 days following delivery or the balance of the Warranty Period, whichever is longer. These remedies are in addition to any others which may be provided by this Agreement or by law. This warranty does not include damages due to inadequate operating environment, accident, disaster, neglect, abuse, misuse, or alterations made without approval by Supplier. THE FOREGOING WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND OF FITNESS FOR A PARTICULAR PURPOSE.

        14. INDEMNIFICATION: Supplier will defend at its own expense any action brought against NETGEAR, to the extent that it is based on a claim by a third party (i) that any of the Products infringes a patent or copyright, or contains misappropriated trade secrets, or (ii) which is based upon the use, operation or performance of Products, and will pay any costs and damages finally awarded against NETGEAR in any such action which are attributable to any such claims. Supplier's obligations under the preceding sentence are subject to the conditions that: (i) NETGEAR promptly notifies Supplier in writing of any such claim, and (ii) Supplier will have sole control of such defense and all negotiations for any settlement or compromise, although NETGEAR may participate in the same at its expense. Supplier will have no liability to NETGEAR under this Section with respect to any claim of infringement to the extent that it is based upon (i) the combination of the Products with any machine, device, firmware or software not furnished by Supplier, or (ii) any product not developed, sold or licensed by Supplier, or (iii) any modification of the Products by a party other than Supplier or (iv) compliance with specifications supplied and required by NETGEAR.

        15. END-OF-LIFE PURCHASES: In the event of termination or expiration of this Agreement, NETGEAR will be entitled to place a non-cancelable order for a "life cycle purchase" of the Products at least 15 days prior to the effective date of such termination or expiration, for delivery within 180 days after the effective date of Agreement termination or expiration.

        16. AVAILABILITY OF PRODUCT AND SPARES: Supplier will make spare, replacement, and maintenance parts necessary to enable NETGEAR to support the Products available during the term of the agreement and for a period of at least five years after the last delivery of Products to NETGEAR, at prices that are at least as low as the prices being charged to Supplier's other customers for like quantities of corresponding Supplier products and under at least as favorable terms and conditions.

        17. REQUIRED CHANGES: Supplier reserves the right to make engineering changes to the Products at any time, which do not adversely impact the operation of the Products, which are necessary to comply with specifications, changed safety standards and governmental regulations and to make the product non-infringing with respect to any patent, copyright or other proprietary interest or for the purpose of improving the quality, reliability or manufacturability of the products. Supplier will notify NETGEAR of all planned engineering change orders or emergency deviations which impact form, fit, function, safety or environmental compliance, or software compatibility of the products. If the proposed change requires any rework of the previously shipped Products units then Supplier will perform the modification on any units returned to Supplier at no charge. For each significant change, Supplier will maintain documentation including the date of the change and serial number of the first product incorporating the change.

        18. TERM AND TERMINATION: This Agreement shall begin on the date of execution by both parties and continue for one year, with automatic one year renewals, unless terminated by either party in accordance with this section. After the initial one year term, this Agreement may be terminated by either party by providing 90 days written notice. If either party is in default of any material provisions of this Agreement and such default is not corrected within 30 days of receipt of written notice, this Agreement may be terminated immediately by the party not in default. If NETGEAR terminates due to default by Supplier all outstanding purchase orders shall be filled by Supplier unless NETGEAR notifies Supplier in its default notice of its desire to cancel any or all such orders, in which event such purchase orders shall be canceled without charge to NETGEAR. Any terms of this Agreement which by their nature extend beyond its termination remain in effect until fulfilled and apply to respective successors and assigns. Termination of this Agreement will not effect the rights of end-users to use the Products.

        19. LIMITATION OF LIABILITY. IN NO EVENT WILL EITHER PARTY BE LIABLE FOR
(1) THE COST OF SUBSTITUTE PROCUREMENT, SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, OR (2) ANY DAMAGES RESULTING FROM INACCURATE OR LOST DATA OR LOSS OF USE OR PROFITS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE USE OR PERFORMANCE OF PRODUCTS, EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT.

        20. CONFIDENTIALITY: The parties anticipate that each may disclose to the other in connection with this Agreement, certain of its proprietary or confidential information. The party receiving the same will (i) maintain it in confidence and will not disclose it to others than its employees, or as otherwise permitted under this Agreement (ii) use at least the same degree of care to maintain its secrecy as it uses in maintaining the secrecy of its own proprietary, confidential and trade secret information, (iii) always use at least a reasonable degree of care in maintaining its secrecy, and (iv) use it only for the purpose of performing its obligations under this Agreement. Neither party will have any obligation concerning that part of the other's information which (i) was known to it before its receipt from the other party, (ii) is lawfully obtained from a third party under no obligation of confidentiality,
(iii) is or becomes publicly available other than as a result of an act or failure to act of the receiving party, (iv) or is independently developed by a party without use of the other's confidential information. Except as permitted by this Agreement, neither party will disclose any part of such information to anyone except those of its employees or contractors having a need to know the same in order to accomplish the purposes of this Agreement and who have, before receiving access to the information, acknowledged its confidential, proprietary and trade secret nature and have agreed to be bound by the terms of this Section.

        21. PRODUCT SUPPORT: NETGEAR shall provide Level 1 support (support necessary to process initial calls from an end-user) and Level 2 support (support required for problem determination and solution). Supplier shall provide Level 3 support which includes Product design changes based on Product form, fit or function and assist NETGEAR when a problem cannot be resolved at Level 1 or 2. Additional technical support can be made available under terms and conditions to be defined and negotiated mutually.

        22. TRAINING: Supplier will provide, at no charge, one standard technical training class at Supplier facilities and training materials for the Products to selected NETGEAR technical support personnel and such other training as is mutually agreed upon.

        23. TECHNOLOGY UPGRADES: During the term of this Agreement, Supplier will provide NETGEAR with upgrades to the Products, including all new features or enhancements within 30 days of when they are incorporated in the Supplier product or offered as upgrades by Supplier. If such upgrades or enhancements are provided to other customers at no additional charge, there will be no increase in the unit price for products under this Agreement. If Supplier charges its other customers for such upgrades, Supplier will only be required to provide such upgrades to NETGEAR upon agreement with NETGEAR regarding a revised unit price.

        24. GENERAL PROVISIONS

        24.1 FAILURE AND DELAY. Neither party will be liable for its failure or delay in performance of its obligations under this Agreement due to strikes, wars, revolutions, fires, floods, explosions, earthquakes, government regulations, or other causes beyond its control.

        24.2 ASSIGNMENT. This Agreement may not be assigned by either party without prior written permission from the other. Any attempt by a party to assign any right, or delegate any duty or obligation which arises under this Agreement, without such permission, will be voidable.

        24.3 WAIVER, AMENDMENT OR MODIFICATION. Any waiver, amendment or modification of any right, remedy or other term under this Agreement will not be effective unless in writing and signed by the party against whom enforcement is sought.

        24.4 RELATIONSHIP OF THE PARTIES. The parties are each independent contractors. No agency relationship between NETGEAR and Supplier is created by this Agreement. Except as expressly provided in this Agreement, neither party will have any right or authority to act on behalf of the other and neither party will represent that it has such right or authority.

        24.5 ENTIRE AGREEMENT; GOVERNING LAW. This Agreement, including its exhibits, constitutes the entire agreement between parties with respect to its subject matter and will be governed by the laws of the State of California.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

NETGEAR, INC.                        SUPPLIER
                                     DELTA ELECTRONICS, INC.

By:                                  By: TOMMY TSAI
   -------------------------------      ----------------------------------------
Name:                                Name: /s/ TOMMY TSAI 9/13/96
     -----------------------------        --------------------------------------
Title:                               Title: ODM Business Unit, Products Manager
      ----------------------------         ------------------------------------

                                  ATTACHMENT 1

                    LIST OF PRODUCTS, PRICES AND LEAD TIMES

Product pricing is based on the actual cost of materials plus Material Burden, Assembly cost, Labor cost, Overhead and Margin accordance with the terms of the Agreement and the costed Bill of Materials attached as Exhibit A to Attachment 1, as updated quarterly.

Product Name               P/N          Price           Lead Time                Warranty Period
------------               ---          -----       --------------------       --------------------
                                                     (30 days unless             (one year unless
                                                    indicated otherwise)       indicated otherwise)
4 port Slimline          EN104NA       $43.60              60                  5 year except power
10-BaseT Ethernet        EN104JP                                               adapter which is 3
Hub                      EN104GE                                               years

8 port Slimline          EN108NA       $62.80              60                  5 year except power
10-BaseT Ethernet        EN108JP                                               adapter which is 3
Hub                      EN108GE                                               years

16 port Slimline         EN116NA       $107.40             60                  5 year except power
10-BaseT Ethernet        EN116JP                                               adapter which is 3
Hub                      EN116GE                                               years

8 port 100 Base-TX       FE508NA       $160.00*            60                  5 year except power
Fast Ethernet Hub        FE508JP       $290.56**                               supply which is 1
                         FE508GE                                               year

16 port 100 Base-TX      FE516NA       $230.00*            60                  5 year except power
Fast Ethernet Hub        FE516JP       $491.12**                               supply which is 1
                         FE516GE                                               year

*       pricing if NETGEAR provides National chips
**      pricing if Delta provides National chips

                            EXHIBIT A TO ATTACHMENT 1

                            COSTED BILL OF MATERIALS

                             Costed BOM for EN104NA

                                                                             USD
Delta p/n                       DESCRIPTION                QTY     UNIT-PRICE    SUB-TOTAL
---------------------------------------------------------------------------------------------
1511513100          CAP 50V 20PF 5% 0805                    1         0.009         0.009
1511523100          CAP 50V 51PF 5% 0805                    9         0.007         0.063
1511530100          CAP 50V 100PF 5% 0805                   4         0.006         0.026
1512445100          CAP 50V 1NF 5% 0805                     4         0.008         0.032
1513449100          CAP 50V 4.7KP 5% 0805                   2         0.008         0.016
1513454100          CAP 50V 0.01UF 5% 0805                  14        0.008         0.113
1512457101          CAP 50V 0.047UF 5% 0805                 3         0.013         0.039
1517658108          CAP 50V 0.1UF 5% 0805                   15        0.009         0.133
1557667200          CAP MC CP 25V 1U Z Y5V 1206             4         0.049         0.196
1142930810          CAP CD 100PF 1KV DIP 0.2"               1         0.013         0.013
1141954016          CAP CD 0.01UF 1KV DIP 0.4"              1         0.024         0.024
1030098202          CAP TC 4.7UF 25V SMD                    1         0.184         0.184
1433703025          CAP EC 100UF 10V DIP 0.1"               1         0.027         0.027
1410609906          CAP EC 330UF 16V DIP 0.2"               1         0.053         0.053
0343209100          RES 1/8W 2 5% 0805                      1         0.002         0.002
0343518100          RES 1/8W 5.1 5% 0805                    1         0.002         0.002
0341234100          RES 1/10W 49.9 1% 0805                  2         0.004         0.008
0341198100          RES 1/10W 61.9 1% 0805                  8         0.004         0.033
0341026100          RES 1/10W 100 1% 0805                   5         0.004         0.021
0311026000          RES 1/4W 100 5% 1206                    4         0.004         0.018
0341031100          RES 1/10W 220 1% 0805                   12        0.004         0.049
0343271100          RES 1/8W 270 5% 0805                    2         0.002         0.005
0341271100          RES 1/8W 422 5% 0805                    8         0.004         0.033
0341041100          RES 1/10W 1K 1% 0805                    1         0.004         0.004
0341211100          RES 1/10W 1.21K 1% 0805                 4         0.004         0.016
0341059100          RES 1/8W 10K 1% 0805                    4         0.004         0.016
0343473100          RES 1/8W 47K 5% 0805                    2         0.002         0.004
0313514000          RES 1/4W 510K 5% 1206                   2         0.003         0.006
0343105100          RES 1/10W 1M 5% 0805                    3         0.002         0.007
0610300200          RES SIP5 1K 5% (A)                      1         0.019         0.019
2040070001          DIODE 7000L SOT-23                      1         0.002         0.002
2040220014          DIODE LL4448                            2         0.016         0.032
2921110210          FERRITE BEAD SMD 1812                   3         0.078         0.233
2400020002          TRANSISTER VN0300L DIP                  1         0.183         0.183
0303000000          RES 1/4W 0 1% 1206                      8         0.003         0.021
0900160019          POLYSWITCH SMD SMD125 PAYCHEM           1         0.463         0.463
2540092114          IC AM79C982-4JC AMD PLCC-84             1         5.074         5.074
2804600900          THZ16J04A SMD DELTA                     1         0.556         0.556
2600042109          IC 74HC14 SOIC-14                       1         0.167         0.167

                                     1 of 3

                             Costed BOM for EN104NA

                                                                              USD
                                                                  ---------------------------
Delta p/n         DESCRIPTION                         QTY         UNIT-PRICE        SUB-TOTAL
---------         -----------                         ---         ----------        ---------
2600059011        IC 74HC74 SOIC-14                    2            0.150               0.300
2600048111        IC 74HC164 SOIC-14                   2            0.244               0.487
2600014331        IC 74HC273 SOIC-20                   2            0.275               0.550
2636000600        LAN FILTER LANF7236X DIP16 DELTA     4            1.120               4.480
2540051019        IC DP8392 DIP16                      1            1.967               1.967
0730170908        OSC 20MHZ HALF                       1            1.037               1.037
3071330600        CENTER 2.5mm DC POWERJACK            1            0.085               0.085
3000140000        PUSH SWITCH PV00AI 4 SANSEI          1            0.252               0.252
2636201200        DC TO DC CONVERTER 0501D SIP12 DELTA 1            1.084               1.084
2806006000        X'FMR 13X7X7 THR04K04                1            0.238               0.238
2304163009        DIALIGHT 567-0122 GREEN/GREEN        1            0.352               0.352
2304162909        DIALIGHT 567-0123 GREEN/YELLOW       2            0.352               0.704
2816312400        CHOCK 330UH                          1            0.000               0.000
3071334900        AMPHENOL RJ-14 MODULAR JACK 4 PORT   1            2.544               2.544
3071340628        BNC RIGHT-ANGLE WITH FILTER          1            0.963               0.963
2976057200        PCB EN104                            1            2.963               2.963
3140660200        COVER ABS 94V-2                      1            0.078               0.078
3109000600        SCREW                                2            0.007               0.015
3105032400        SCREW                                5            0.026               0.130
3105032900        SCREW                                2            0.007               0.015
3510061500        GIFE BOX                             1            0.704               0.704
3510082000        INSERT                               1            0.481               0.481
5011113600        MANUAL                               1            0.352               0.352
5011113700        WARRANTY CARD                        1            0.111               0.111
3070036800        TCONNECTOR                           1            0.444               0.444
3070037400        50(OHMs) TERMINATOR                  1            0.556               0.556
3510055400        CARTON                              0.1           0.796               0.080
0990033600        POWER ADAPTER                        1            3.593               3.593
3240498400        RUBBET FOOT                          4            0.024               0.096
3110260100        WASHER                               1            0.012               0.012
3110270200        WASHER                               1            0.007               0.007
3510147100        PAPER PAD                           0.1           0.148               0.015
3510147500        PAPER PAD                           0.1           0.222               0.022
3240520100        INSULATOR                            2            0.074               0.148
3200196500        LABEL                                1            0.013               0.013
3200207300        LABEL                                1            0.002               0.002
3200251200        LABEL                                2            0.015               0.030
3200261600        LABEL                                1            0.048               0.048
3200291200        LABEL                                1            0.002               0.002


                                     2 of 3

                             Costed BOM for EN104NA

                                                                USD
                                                      -----------------------
Delta p/n             DESCRIPTION               QTY   UNIT-PRICE    SUB-TOTAL
---------             -----------               ---   ----------    ---------
3200293500     LABEL                            0.1     0.037         0.004
3520084500     PE BAG                            1      0.035         0.035
3520086100     BAG PE                            1      0.007         0.007
3140850000     PLASTIC CONICAL ANCHORS NY6/6     2      0.033         0.067
3990330300     CASE BASE SECC 99.8mm t=1mm       1      1.566         1.566
3990330400     CASE COVER SECC 94mm T=1mm        1      1.296         1.296
                                                                     35.824

Remarks: The costed BOM for EN104JP is the same as the above except for the following items.

- P/N 0990033800    Power Adapter       $3.59
- P/N 5012102500    Warranty Card       $0.111
- P/N 5011114800    Manual              $0.352
- P/N 3510062700    Gift Box            $0.704

PS: The cost for EN104GE's power adapter, P/N 0990033700, is $3.52.

                                     3 of 3

                             Costed BOM for EN108NA

----------------------------------------------------------------------------
                                                              USD
----------------------------------------------------------------------------
Delta p/n              DESCRIPTION             QTY  UNIT-PRICE     SUB-TOTAL
----------------------------------------------------------------------------
1511513100     CAP 50V 20PF 5% 0805            1      0.009          0.009
1511523100     CAP 50V 51PF 5% 0805            17     0.007          0.118
1511530100     CAP 50V 100PF 5% 0805           5      0.006          0.032
1511584100     CAP 50V 270PF 5% 0805           1      0.009          0.009
1512445100     CAP 50V INF 5% 0805             5      0.008          0.041
1513449100     CAP 50V 4.7NF 5% 0805           2      0.008          0.016
1513454100     CAP 50V 0.01UF 5% 0805          26     0.008          0.210
1512457101     CAP 50V 0.047UF 5% 0805         4      0.013          0.053
1517658108     CAP 50V 0.1UF 5% 0805           21     0.009          0.187
1557667210     CAP MC CP 25V 1U Z Y5V 1206     3      0.049          0.147
1142930810     CAP CD 100PF 1KV DIP 0.2"       1      0.013          0.013
1141954016     CAP CD 0.01UF 1KV DIP 0.4"      1      0.024          0.024
1410709505     CAP EC 47UF 25V DIP 0.1"        2      0.027          0.055
1410703325     CAP EC 220UF 10V DIP 0.1"       1      0.044          0.044
1410609906     CAP EC 330UF 25V DIP            1      0.053          0.053
1410809625     CAP EC 470UF 25V DIP 0.2"       1      0.067          0.067
0343108100     RES 1/10W 1 5% 0805             3      0.002          0.007
0343208100     RES 1/10W 2 5% 0805             1      0.002          0.002
0343518100     RES 1/10W 5.1 5% 0805           1      0.002          0.002
0341490100     RES 1/8W 45.3 1% 0805           4      0.004          0.018
0341234100     RES 1/10W 49.9 5% 0805          2      0.004          0.008
0341198100     RES 1/10W 61.9 5% 0805          16     0.004          0.065
0343820100     RES 1/10W 82 5% 0805            1      0.003          0.003
0341026100     RES 1/10W 100 5% 0805           1      0.004          0.004
0311026000     RES 1/4W 100 5% 1206            8      0.004          0.036
0341031100     RES 1/10W 220 5% 0805           21     0.004          0.086
0343271100     RES 1/10W 270 5% 0805           2      0.002          0.005
0343331100     RES 1/10W 330 5% 0805           1      0.002          0.002
0341271100     RES 1/10W 422 5% 0805           16     0.004          0.065
0341041100     RES 1/10W 1K 1% 0805            3      0.004          0.012
0341211100     RES 1/10W 1.21K 5% 0805         8      0.004          0.033
0341043100     RES 1/10W 1.5K 5% 0805          1      0.004          0.004
0341046100     RES 1/10W 2.4K 5% 0805          1      0.004          0.004
0343302100     RES 1/10W 3K 1% 0805            1      0.002          0.002
0341056100     RES 1/10W 8.2K 5% 0805          1      0.004          0.004
0341059100     RES 1/10W 10K 5% 0805           5      0.004          0.020
0343473100     RES 1/10W 47K 5% 0805           2      0.002          0.004
0313514000     RES 1/4W 510K 5% 1206           2      0.003          0.006
0343105100     RES 1/10W 1M 5% 0805            3      0.002          0.007
----------------------------------------------------------------------------

                                     1 of 3

                             Costed BOM for EN108NA

                                                                                       USD
                                                                            ---------------------
  Delta p/n                      DESCRIPTION                     QTY        UNIT-PRICE   SUB-TOTAL
  ---------                      -----------                     ---        ----------   ---------
0610300200             RES SIPS 1K 5%(A)                          1            0.019       0.019
2040220014             DIODI LL4448, 0.15A 75V                    2            0.016       0.032
2040070001             7000L SOT-23                               1            0.002       0.002
2921120310             FERRITE BEAD SMD 1812                      3            0.085       0.256
0303000000             RES 1/8W 0 1% 1206                         16           0.003       0.041
0900160019             POLYSWITCH SMD SMD125 RAYCHEM              1            0.463       0.463
2140009002             TRANSISTER MMBT4403 SMD SOT-23             1            0.038       0.038
2140010002             TRANSISTER MMBT4401 SMD SOT-23             2            0.033       0.067
2540092014             IC AM79C982-8JC AMD PLCC-84                1           10.000      10.000
2600042109             IC 74HC14 SOIC-14                          2            0.167       0.333
2600059011             IC 74HC74 SOIC-14                          2            0.150       0.300
2600048111             IC 74HC164 SOIC-14                         2            0.244       0.487
2600014311             IC 74HC273 SOIC-20                         2            0.275       0.550
2804600900             THZ16J04A SMD DELTA                        2            0.556       1.112
2540024137             IC MC34063API DIP8                         1            0.389       0.389
2540051019             IC DP8392 DIP16                            1            1.967       1.967
2636000600             LAN FILTER LANF7236X DIP16 DELTA           8            1.120       8.960
0730170908             OSC 20MHZ HALF 50PPM                       1            1.037       1.037
2020170401             DIODE B83004 DIP 0.4"                      1            0.196       0.196
2050011414             DIODE 1N4004 DIP 0.4"                      1            0.016       0.016
2806006000             CHOCK 330UH                                1            0.237       0.237
2816312400             330UH DIP 0.2"                             1            0.081       0.081
2400020002             TRANSISTER VN0300L DIP                     1            0.183       0.183
3940638500             DC TO DC CONVERTER 1202J SIP12             1            2.463       2.463
2304163009             DIALIGHT 567-0122 GREEN/GREEN              2            0.352       0.704
2304162909             DIALIGHT 567-0123 GREEN/YELLOW             1            0.352       0.352
3070030000             CENTER 2.0mm DC POWERJACK                  1            0.085       0.085
3000140000             PUSH SWITCH PV4P SANSEI                    1            0.252       0.252
3071334900             AMPHENOL RJ-45 MODULAR JACK 4 PORT         2            2.544       5.087
3070021700             CONNECTOR DB15 FEMALE                      1            0.241       0.241
3071340628             BNC RIGHT-ANGLE WITH FILTER                1            0.963       0.963
2976057300             PCB EN108                                  1            5.150       5.150
3140660200             COVER ABS 94V-2                            1            0.078       0.078
3105032400             SCREW                                      6            0.003       0.016
3105032900             SCREW                                      2            0.007       0.015
3109006000             SCREW                                      2            0.007       0.015
3510061400             GIFE BOX                                   1            0.852       0.852
3510082100             INSERT                                     1            0.593       0.593
5011113600             MANUAL                                     1            0.352       0.352

                                     2 of 3

                             Costed BOM for EN108NA

                                                                 USD
                                                       ----------------------
 Delta p/n     DESCRIPTION                      QTY    UNIT-PRICE   SUB-TOTAL
------------   -----------                      ---    ----------   ---------
5011113700     WARRANTY CARD                     1       0.111         0.111
3070036800     TCONNECTOR                        1       0.444         0.444
3070037400     50(OHM) TERMINATOR                1       0.556         0.556
3510055500     CARTON                           0.1      0.963         0.096
0990033900     POWER ADAPTER                     1       3.296         3.296
3240498400     RUBBET FOOT                       4       0.024         0.096
3110230100     GEAR WASHER                       1       0.002         0.002
3110260100     WASHER                            1       0.012         0.012
3110270200     WASHER                            1       0.007         0.007
3510147200     PAPER PAD                        0.1      0.167         0.017
3510147600     PAPER PAD                        0.1      0.222         0.222
3240520100     INSULATOR                         2       0.074         0.148
3200196500     LABEL ORIGIN                      1       0.013         0.013
3200207300     LABEL                             1       0.002         0.002
3200251200     LABEL                             2       0.015         0.030
3200261500     LABEL                             1       0.056         0.056
3200291200     LABEL                             1       0.002         0.002
3200293500     LABEL                            0.1      0.037         0.004
3520084500     PE BAG                            1       0.004         0.004
3520086200     BAG PE                            1       0.009         0.009
3140850000     PLASTIC CONICAL ANCHORS           2       0.033         0.067
3990329900     CASE BASE SECC 158mm t=1mm        1       2.019         2.019
3990330000     CASE COVER SECC 158mm t=1mm       1       1.537         1.537
                                                                      54.008

REMARKS: The costed BOM for EN108JP is the same as the above except for the following items.

- P/N 0990034000  Power Adapter     $3.48
- P/N 5011114800  Manual            $0.352
- P/N 5012102500  Warranty Card     $0.111
- P/N 3510062800  Gift Box          $0.852


PS: The cost of EN108GE's power adapter, P/N 0990034100, is $3.30.



                                     3 of 3

                             Costed BOM for EN116NA

                   EN116                                                          USD
---------------------------------------------------------------          ----------------------
OP CODE    Delta p/n                 DESCRIPTION                  QTY    UNIT-PRICE   SUB-TOTAL
-------   -----------   ---------------------------------------   ---    ----------   ---------
  53      1511513100    CAP 50V 20PF 5% 0805                        1       0.009       0.009

  53      1511523100    CAP 50V 51PF 5% 0805                       33       0.007       0.230
  53      1511530100    CAP 50V 100PF 5% 0805                       7       0.006       0.045
  53      1511544100    CAP 50V 680PF 5% 0805                       1       0.015       0.015
  53      1512445102    CAP 50V 1nF 5% 0805                         7       0.007       0.051
  53      1513449100    CAP 50V 4.7nF 5% 0805                       2       0.008       0.016

  53      1513454100    CAP 50V 0.01UF 5% 0805                     46       0.008       0.371
  53      1512457101    CAP 50V 0.047UF 5% 0805                     6       0.013       0.079
  53      1517658108    CAP 50V 0.1UF 5% 0805                      27       0.009       0.240
  53      1557767210    CAP MC CP 25V 1U Z Y5V 1206                 3       0.049       0.147
  70      1142930810    CAP CD 100PF 1KV DISK 0.2"                  1       0.013       0.013
  70      1141954016    CAP CD 0.01UF 1KV DIP 0.4"                  1       0.024       0.024
  70      1410709505    CAP EC 47UF 25V DIP 0.1"                    4       0.027       0.110
  70      1410703325    CAP EC 220UF 10V DIP 0.1"                   2       0.044       0.089
  70      1430806807    CAP EC 470 UF 16V DIP 0.2"                  1       0.039       0.039
  70      1410809625    CAP EC 470UF 25V DIP 0.2"                   1       0.067       0.067
  53      0343108100    RES 1/10W 1 5% 0805                         8       0.002       0.019
  53      0343208100    RES 1/10W 2 5% 0805                         2       0.002       0.005
  53      0343518100    RES 1/10W 5.1 5% 0805                       1       0.002       0.002
  53      0341020100    RES 1/10W 39 5% 0805                        4       0.004       0.016
  53      0341234100    RES 1/10W 49.9 5% 0805                      1       0.004       0.004

  53      0341198100    RES 1/10W 61.9 5% 0805                     32       0.004       0.130
  53      0343820100    RES 1/10W 82 J 0805                         1       0.003       0.003
  53      0341026100    RES 1/10W 100 5% 0805                       1       0.004       0.004

  53      0311026000    RES 1/4W 100 1% 1206                       16       0.004       0.071
  53      0341031100    RES 1/10W 220 5% 0805                      37       0.004       0.151
  53      0343271100    RES 1/10W 270 5% 0805                       4       0.002       0.010
  53      0341271100    RES 1/10W 422 5% 0805                      32       0.004       0.130
  53      0343681100    RES 1/10W 680 5% 0805                       1       0.002       0.002
  53      0341041100    RES 1/10W 1K 1% 0805                        1       0.004       0.004
  53      0341211100    RES 1/10W 1.21K 5% 0805                    16       0.004       0.004
  53      0343152100    RES 1/10W 1.5K 5% 0805                      1       0.002       0.002
  53      0341046100    RES 1/10W 2.4K 5% 0805                      1       0.004       0.004
  53      0341056100    RES 1/10W 8.2K 5% 0805                      1       0.004       0.004
  53      0341059100    RES 1/10W 10K 1% 0805                       4       0.004       0.016
  53      0343473100    RES 1/10W 47K 5% 0805                       2       0.002       0.004
  53      0313514000    RES 1/4W 510K 5% 1206                       2       0.003       0.006
  53      0343105100    RES 1/10W 1M 5% 0805                        3       0.002       0.007


                                     1 of 3

                             Costed BOM for EN116NA

                              EN116                                               USD
---------------------------------------------------------------------------------------------
OP CODE     Delta p/n         DESCRIPTION                         QTY   UNIT-PRICE  SUB-TOTAL
---------------------------------------------------------------------------------------------
  70        0610300200        RES SIP5 1K 5%(A)                    1       0.019      0.019
  53        2040220014        DIO SW 015A 75V, LL4448              3       0.016      0.048
  53        2040070001        7000L SOT-23                         1       0.002      0.002
  53        2140009002        TRANSISTER MMBT4403 SMD SOT-23       1       0.038      0.038
  53        2921110210        FERRITE BEAD MLB453215/BLM41A01/
                              SMB-403025 SMD 1812                  4       0.078      0.311
  53        0303000000        RES CH 1/8W ZERO OHM 1206           32       0.003      0.083
  70        0841110502        FUSE 3.0A 125V SMD                   1       0.116      0.116
  53        2540092014        IC AM79C982-8JC AMD PLCC-84          2      10.000     20.000
  53        2640151401        IC 2620012335 + 5015109900           1       0.667      0.667
  53        2600042109        IC 74HC14 SOIC-14                    2       0.167      0.333
  53        2600059011        IC 74HC74 SOIC-14                    2       0.150      0.300
  53        2600040209        IC 74HC259 SOIC-16                   4       0.296      1.185
  53        2804600900        THZ16J04A SMD DELTA                  2       0.556      1.112
  70        2510038013        IC MC34163API DIP16                  1       0.850      0.850
  70        2540051019        IC DP8392 DIP16                      1       1.967      1.967
  70        2636000600        LAN FILTER LANF7236X DIP16 DELTA    16       1.120     17.920
  70        2050011414        DIO SI 1A 400V D41                   1       0.016      0.016
  70        2020080402        DIO SBD 3A 40V D21                   1       0.193      0.193
  70        2400020002        TRANSISTER VN0300L DIP               1       0.183      0.183
  70        2806006000        X'FMR 13X7X7 THR04D04                1       0.000      0.000
  70        2816903012        170UH DIP 0.2"                       1       0.081      0.081
  70        3940638500        DC TO DC CONVERTER 1202J SIP12       1       2.463      2.463
  70        2304163009        DIALIGHT 567-0122 GREEN/GREEN        2       0.352      0.704
  70        2304162909        DIALIGHT 567-0123 GREEN/YELLOW       1       0.352      0.352
  70        3070030000        CENTER 2.0mm DC POWERJACK            1       0.085      0.085
  70        3000140000        PUSH SWITCH PV4P SANSEI              1       0.252      0.252
  70        3071334900        AMPHENOL RJ-45 MODULAR JACK 4 PORT   4       2.544     10.174
  70        3070021700        CONNECTOR DB15 FEMALE                1       0.241      0.241
  70        3071340628        BNC RIGHT-ANGLE WITH FILTER          1       0.963      0.963
            0732000117        OSCILLATOR 20MHZ+-50ppm 14P          1       0.926      0.926
            5508000679        PCB ASSY EN116                               0.000      0.000
            5508000228        PCB ASSY DPS1202J                            0.000      0.000
            3941300679        SMD ASSY EN116                               0.000      0.000
            2976057400        PCB EN116                            1       9.481      9.481
            3140660200        COVER ABS 94V-2                      1       0.078      0.078
            3109000600        SCREW                                2       0.007      0.015
            3105032900        SCREW                                2       0.007      0.015
            3105032400        SCREW                                7       0.003      0.018
            3510061600        GIFE BOX                             1       1.037      1.037
            3510082200        INSERT                               1       0.741      0.741
            5011113600        MANUAL                               1       0.352      0.352
            5011113700        WARRANTY CARD                        1       0.111      0.111
            3070036800        TCONNECTOR                           1       0.444      0.444
            3070037400        50 (OHMs) TERMINATOR                 1       0.556      0.556
            3510055600        CARTON                              0.1      1.259      0.126
            0990033900        POWER ADAPTER                        1       3.296      3.296
            3240498400        RUBBET FOOT                          4       0.024      0.096
            3110230100        WASHER                               1       0.002      0.002
            3110260100        WASHER                               1       0.012      0.012
            3110270200        WASHER                               1       0.007      0.007
            3510147300        PAPER PAD                           0.1      0.204      0.020



                                     2 of 3

                             Costed BOM for EN116NA

                        EN116                                                     USD

OP CODE      Delta p/n           DESCRIPTION                   QTY.    UNIT-PRICE    SUB-TOTAL
-------      ---------           -----------                   ---     ----------    ---------
            3510147700      PAPER PAD                          0.1       0.370          0.037
            3240520100      INSULATOR                           2        0.074          0.148
            3200196500      LABEL ORIGIN                        1        0.013          0.013
            3200207300      LABEL                               1        0.002          0.002
            3200251200      LABEL                               2        0.015          0.030
            3200261400      LABEL                               1        0.074          0.074
            3200291200      LABEL                               1        0.002          0.002
            3200293500      LABEL                              0.1       0.037          0.004
            3520084500      PE BAG                              1        0.004          0.004
            3520086300      BAG PE                              1        0.015          0.015
            3990330100      CASE BASE SECC 286mm  t=1mm         1        3.167          3.167
            3990330200      CASE COVER SECC 286mm t=1mm         1        2.574          2.574
            3140850000      PLASTIC CONICAL ANCHORS NY 6/6      2        0.033          0.067

                                                                                       86.332


REMARKS: The costed BOM for EN116JP is the same as the above except for the following items.



- P/N 0990034000     Power Adapter       $3.48
- P/N 5011114800     Manual              $0.352
- P/N 5012102500     Warranty Card       $0.111
- P/N 3510062900     Gift Box            $1.037

PS: The cost of EN108GE's power adapter, P/N 0990034100, is $3.30.

                               FE508NA Costed BOM

                                                                                 USD

-----------------------------------------------------------------------------------------------
Part Number                    Description                 QPA       Unit-Price       Sub-Total
-----------------------------------------------------------------------------------------------
0710390023          FAN 5V 0.2A 0.192 26.3 40mm             2.00      4.630              9.259
2900600801          EMI FILTER 6A 6A 06DENG3B               1.00      3.650              3.650
3070000700          POWER CORD SVT#18AWG*3C                 1.00      0.944              0.944
3072001900          DB25 CABLE ASSY                         1.00      5.370              5.370
3100030500          SCREW S20C N-1024                       8.00      0.002              0.016
3100120600          SCREW MACHINE M3*0.5*6                 12.00      0.003              0.039
3100432500          SCREW MACHINE M3%*0.5*25                4.00      0.008              0.033
3102410600          SCREW S20C M4*0.7                       1.00      0.004              0.004
3105032400          SCREW S20C N-1031                      12.00      0.003              0.034
3105032900          SCREW MACHINE M3*0.5*4                  7.00      0.008              0.057
3105070500          SCREW STAINLESS STEEL                   4.00      0.122              0.489
3110110800          NUT HEX M3*0.5P NI                      4.00      0.003              0.013
3110232800          WASHER SPCC                             1.00      0.004              0.004
3110270000          WASHER STAR SK5-7                       1.00      0.001              0.001
3110270200          WASHER STAR SK5-7                       4.00      0.007              0.030
3200120200          LABEL PAPER t:0.1mm                     1.00      0.007              0.007
3200129900          LABEL                                   1.00      0.004              0.004
3200196500          LABEL ORIGIN                            1.00      0.013              0.013
3200265200          PC LABEL                                1.00      2.222              2.222
3200293500          LABEL                                   0.20      0.033              0.007
3100333800          LABEL                                   1.00      0.074              0.074
3227001900          TUBE HS POLYOLEFIN 5*0.25               0.11      0.185              0.019
3240499100          RUBBER FOOT                             4.00      0.023              0.093
3240512700          INSULATOR NOMEX 94VO                    1.00      0.926              0.926
3240512800          INSULATOR SHIELD                        1.00      0.241              0.241
3421031300          CABLE TIE NYLON66 94V-2                 2.00      0.074              0.148
3421227200          BRACKET SPCC                            2.00      0.370              0.741
3510056700          CARTON 569*407*340                      0.20      1.667              0.333
3510063000          GIFT BOX                                1.00      1.593              1.593
3510083100          BOX INNER                               1.00      0.296              0.296
3510148800          PAPER PAD 565*402*7.5                   0.40      0.241              0.096
3520083700          BAG SEALED PE T:0.1mm PB-007            1.00      0.020              0.020
3520083800          BAG SEALED PE T:0.1mm PB-008            2.00      0.006              0.011
3520203500          PLASTIC BAG PE                          1.00      0.056              0.056
3520380800          EPE TRAY                                2.00      0.667              1.333
3951400700          WIRE WITH R-TERMINAL 15.5 G/Y           1.00      0.156              0.156
3963100200          WIRE WITH HOUSING & TUBING              1.00      0.370              0.370
3964000200          WIRE WITH HOUSING 4P L=220              1.00      0.300              0.300
3990332000          CASE F/P SECC 330mm t=1mm               1.00      1.296              1.296
3990332100          CASE COVER SECC 330mm t=1mm             1.00      2.778              2.778
3990332200          CASE BASE SECC 328mm t=1mm              1.00      4.444              4.444
4900200200          POWER SUPPLY SMP-43EP-8 A               1.00     19.630             19.630
5015111000          WARRANT CARD                            1.00      0.111              0.111

                                     1 of 3

                               FE508NA Costed BOM


0730280117     OSCILLATOR 25MHZ +-100ppm 14 p      1.00     1.037     1.037
1151954000     CAP CD 2KV 10KP Z Z5V P10           8.00     0.061     0.489
1435409525     CAP AL LD 25V 47U M 6.3*11TP       23.00     0.031     0.712
2300391309     LED 5.5*2.4 GRN WITH HOLDER         3.00     0.444     1.333
2300391909     LED 5.5*2.4 YEL WITH HOLDER         1.00     0.444     0.444
3000064200     SWITCH PUSHBOTTON DPDT 2*6PIN       1.00     0.556     0.556
3070107300     CONNETOR SOCKET 94 V-0 2*20PIN      1.00     0.481     0.481
3071034334     HEADER NY66 94V-2 4PIN              1.00     0.031     0.031
3071334900     PHONEJACK+LED 8PBC*4 SHIELD G       2.00     2.600     5.199
3071373100     D-SUB R/A DUAL PORT FEMALE 25P      1.00     2.407     2.407
3071480100     HEADER NYLON66 94V-2 2PIN           2.00     0.010     0.019
3140743300     CAP FOR SWITCH THERMO BLACK         1.00     0.096     0.096
3941300683     SMD ASSY FE508 MOTHER BD            1.00     0.000     0.000
0340000100     RES CH 1/10W O OHM 0805             8.00     0.003     0.021
0341041100     RES CH 1/10W 1K F 0805              1.00     0.004     0.004
0341042100     RES CH 1/10W 1.2K F 0805            5.00     0.004     0.021
0341043100     RES CH 1/10W 1.5K F 0805            1.00     0.004     0.004
0341190100     RES CH 1/10W 261 F 0805            32.00     0.004     0.130
0341222100     RES CH 1/10W 511 F 0805             8.00     0.005     0.037
0341234100     RES CH 1/10W 49.9 F 0805           16.00     0.004     0.066
0341271100     RES CH 1/10W 422 F 0805             1.00     0.005     0.005
0341351100     RES CH 1/10W 12.1 F 0805           16.00     0.004     0.065
0341379100     RES CH 1/10W 75 F 0805             32.00     0.004     0.130
0341425100     RES CH 1/10W 510K F 0805            1.00     0.005     0.005
0341496100     RES CH 1/10W 37.4 F 0805           16.00     0.004     0.065
0341522100     RES CH 1/10W 143 F 0805             1.00     0.004     0.004
0343101100     RES CH 1/10W 100 J 0805            26.00     0.003     0.068
0343102100     RES CH 1/10W 1K J 0805             16.00     0.003     0.042
0343161100     RES CH 1/10W 160 J 0805            32.00     0.003     0.085
0343202100     RES CH 1/10W 2K J 0805              7.00     0.003     0.018
0343220100     RES CH 1/10W 22 J 0805             19.00     0.003     0.050
0343330100     RES CH 1/10W 33 J 0805              2.00     0.002     0.005
0343470100     RES CH 1/10W 47 J 0805              1.00     0.002     0.002
0343472100     RES CH 1/10W 4.7K J 0805           65.00     0.003     0.169
0343473100     RES CH 1/10W 47K J 0805             1.00     0.003     0.003
0343511100     RES CH 1/10W 510 J 0805            20.00     0.003     0.052
0343518100     RES CH 1/10W 5.1 J 0805             8.00     0.003     0.021
0343681100     RES CH 1/10W 680 J 0805             1.00     0.003     0.003
1511508100     CAP MC CP 50V 10P J NPO 0805        9.00     0.007     0.062
1511513100     CAP MC CP 50V 20P J COG 0805        6.00     0.008     0.046
1511523100     CAP MC CP 50V 51PF J CG 0805       24.00     0.008     0.184
1511526101     CAP MC CP 50V 68P J NPO 0805        8.00     0.009     0.075
1513445100     CAP MC CP 50V 1KP M X7R 0805        1.00     0.008     0.008
1513454100     CAP MC CP 50V .01U M X7R 0805      74.00     0.009     0.657
1517658100     CAP MC CP 50V .1U Z Y5U 0805       86.00     0.008     0.697



                                     2 of 3

                               FE508NA Costed BOM

1553667200      CAP MC CP 25V 1.0U M Y5U 1206                  3.00       0.046       0.139
2020300407      DIO SBD 1A 40V SMD                             1.00       0.083       0.083
2020802113      DIO SBD .6A 7V SOT-23                          8.00       0.130       1.037
2040010200      DIO SW 0.2A 75V MELF                           3.00       0.185       0.556
2140009002      TR 40V 0.6A SOT23                              1.00       0.022       0.022
2140010001      TR 40V 0.6A 0.3 SOT 23                         1.00       0.033       0.033
2500038014      IC 7705A SOIC-8PIN                             1.00       0.664       0.664
2500060133      IC VOL ADJ 2.5V 1% SOT-89 T&R                  1.00       0.333       0.333
2540061040      IC DUAL DIFFERENTIAL SO-16PIN                  1.00       1.200       1.200
2540102055      IC 9L SCSI TERMINATOR SOIC-16                  1.00       2.750       2.750
2600019102      IC CMOS 74ACT86 SO-14                          1.00       0.320       0.320
2600023309      IC TTL 74F125 SOP-14                           1.00       0.250       0.250
2600023609      IC QUAD BUFFER SO-14                           1.00       0.180       0.180
2600027711      IC OCTAL TRANSCEL VER SOP-20                   3.00       0.550       1.650
2600027909      IC OCTAL X'CEIVER SO-20                        1.00       0.650       0.650
2600039209      IC NOR GATE TRIPLE 3-IN SO-14                  2.00       0.230       0.460
2600042311      IC TTL HEX INVERTER SO-14                      1.00       0.280       0.280
2600043311      IC CMOS 74HC02 SOIC-14PIN                      1.00       0.250       0.250
2600077011      IC QUAD 2-IN OR GATE SO-14                     1.00       0.250       0.250
2600078011      IC D F/F 3 OUT SO-20                           1.00       0.200       1.200
2817301720      PULSE X'FMR ST6114                             8.00       2.200      17.600
2921110210      CORE BEAD FERRI 1206                          29.00       0.078       2.256
2976058701      PCB SM FR4 225*195 FE516A                      1.00      14.500      14.500
X261000069      BUFFER/CLOCK DRIVER SO-20                      1.00       2.650       2.650
                                                                                    122.184


                                     3 of 3

                                       FE516NA Costed BOM

              FE516NA                                                         USD
                                                                              ---

Part Number                Description                      QPA     Unit-Price    Sub-Total
-----------                -----------                      ---     ----------    ---------
0710390023     FAN 5V 0.21A 0.192 26.3 40mm                  2.00      4.630        9.259
2900600801     EMI FILTER 6A 06DENG3B                        1.00      1.444        1.444
3070000700     POWER CORD SVT#18AWG*3C                       1.00      0.944        0.944
3072001900     DB25 CABLE ASSY                               1.00      5.370        5.370
3100030500     SCREW S20C N-1024                             8.00      0.002        0.016
3100120600     SCREW MACHINE M3*0.5*6                       12.00      0.003        0.039
3100432500     SCREW MACHINE M3%*0.5*25                      4.00      0.008        0.033
3102410600     SCREW S20C M4*0.7                             1.00      0.004        0.004
3105032400     SCREW S20C N-1031                            12.00      0.003        0.034
3105032900     SCREW MACHINE M3*0.5*4                        7.00      0.008        0.057
3105070500     SCREW STAINLESS STEEL                         4.00      0.122        0.489
3110110800     NUT HEX M3*0.5P NI                            4.00      0.003        0.012
3110232800     WASHER SPCC                                   1.00      0.004        0.004
3110270000     WASHER STAR SK5-7                             1.00      0.001        0.001
3110270200     WASHER STAR SK5-7                             4.00      0.007        0.030
3200120200     LABEL PAPER t:0.1mm                           2.00      0.007        0.015
3200129900     LABEL                                         1.00      0.004        0.004
3200196500     LABEL ORIGIN                                  1.00      0.013        0.013
3200265300     PC LABEL                                      1.00      2.222        2.222
3200293500     LABEL                                         0.20      0.033        0.007
3200333900     LABEL                                         1.00      0.074        0.074
3227001900     TUBE HS POLYOLEFIN 5*0.25                     0.11      0.185        0.019
3240499100     RUBBER FOOT                                   4.00      O.023        0.093
3240512700     INSULATOR NOMEX 94VO                          1.00      0.926        0.926
3240512800     INSULATOR SHIELD                              1.00      0.241        0.241
3421031300     CABLE TIE NYLON66 94V-2                       2.00      0.074        0.148
3421074400     STAND OFF BRASS BOLT                          6.00      0.074        0.444
3421227200     BRACKET SPCC                                  2.00      0.370        0.741
3510056700     CARTON 569*407*340                            0.20      1.667        0.333
3510063100     GIFT BOX                                      1.00      1.593        1.593
3510083100     BOX INNER                                     1.00      0.296        0.296
3510148800     PAPER PAD 565*402*7.5                         0.40      0.241        0.096
3520083700     BAG SEALED PE T:0.1mmPB-007                   1.00      0.020        0.020
3520083800     BAG SEALED PE T:0.1mmPB-008                   2.00      0.006        0.011
3520203500     PLASTIC BAG PE                                1.00      0.056        0.056
3520380800     EPE TRAY                                      2.00      0.667        1.333
3951400700     WIRE WITH R-TERMINAL 15.5 G/Y                 1.00      0.156        0.156
3963100200     WIRE WITH HOUSING & TUBING                    1.00      0.370        0.370
3964000100     WIRE WITH HOUSING 4PL=220                     1.00      0.856        0.856
3990331900     CASE F/P SECC 330mm t=lmm                     1.00      1.296        1.296
3990332100     CASE COVER SECC 330mm t=lmm                   1.00      2.778        2.778
3990332200     CASE BASE SECC 328mm t=lmm                    1.00      4.444        4.444
4900200200     POWER SUPPLY SMP-43EP-8 A                     1.00     19.630       19.630

                                     1 of 4

                               FE516NA Costed BOM

5015111000      WARRANT CARD                            1.00    0.111   0.111
0730280117      OSCILLATOR 25MHZ + 100PPM 14P           1.00    1.037   1.037
1151954000      CAP CD 2KV 10KP Z Z5V P10               8.00    0.056   0.444
1435409525      CAP AL LD 25V 47U M 6.3*11TP           23.00    0.028   0.647
2300391309      LED 5.5*2.4 GRN WITH HOLDER             3.00    0.444   1.333
2300391909      LED 5.5*2.4 YEL WITH HOLDER             1.00    0.444   0.444
3000064200      SWITCH PUSHBOTTON DPDT 2*6PIN           1.00    0.556   0.556
3070107300      CONNECTOR SOCKET 94V-02*20PIN           1.00    0.481   0.481
3071034334      HEADER NY66 94V-2 4PIN                  1.00    0.031   0.031
3071334900      PHONEJACK+LED 8PBC*4 SHIELD G           2.00    2.600   5.199
3071373100      D-SUB R/A DUAL PORT FEMALE 25P          1.00    2.407   2.407
3071480100      HEADER NYLON66 94V-2 2PIN               2.00    0.010   0.019
3140743300      CAP FOR SWITCH THERMO BLACK             1.00    0.096   0.096
3941300683      SMD ASSY FE516 MOTHER BD                1.00    0.000   0.000
1151954000      CAP CD 2KV 10KP Z Z5V P10               8.00    0.061   0.489
1435409525      CAP AL LD 25V 47U M 6.3*11TP           20.00    0.031   0.619
3070153400      HEADER D-BODY PBT 2*20PIN 8mm           1.00    0.741   0.741
3071034334      HEADER NY66 94V-2 4PIN                  1.00    0.031   0.031
3071334900      PHONEJACK+LED 8PBC*4 SHIELD G           2.00    2.600   5.199
3941300684      SMD ASSY FE516 DAUGHTER BD              1.00    0.000   0.000
0340000100      RES CH 1/10W 0 OHM 0805                 8.00    0.003   0.021
0341041100      RES CH 1/10W 1K F 0805                  1.00    0.004   0.004
0341042100      RES CH 1/10W 1.2K F 0805                5.00    0.004   0.021
0341043100      RES CH 1/10W 1.5K F 0805                1.00    0.004   0.004
0341190100      RES CH 1/10W 261 F 0805                32.00    0.004   0.130
0341222100      RES CH 1/10W 511 F 0805                 8.00    0.005   0.037
0341234100      RES CH 1/10W 49.9 F 0805               16.00    0.004   0.066
0341271100      RES CH 1/10W 422 F 0805                 1.00    0.005   0.005
0341351100      RES CH 1/10W 12.1 F 0805               16.00    0.004   0.065
0341379100      RES CH 1/10W 75 F 0805                 32.00    0.004   0.130
0341425100      RES CH 1/10W 510K F 0805                1.00    0.005   0.005
0341496100      RES CH 1/10W 37.4 F 0805               16.00    0.004   0.065
0341522100      RES CH 1/10W 143 F 0805                 1.00    0.004   0.004
0343101100      RES CH 1/10W 100 J 0805                26.00    0.003   0.068
0343102100      RES CH 1/10W 1K J 0805                 16.00    0.003   0.042
0343161100      RES CH 1/10W 160 J 0805                32.00    0.003   0.085
0343202100      RES CH 1/10W 2K J 0805                  7.00    0.003   0.018
0343220100      RES CH 1/10W 22 J 0805                 19.00    0.003   0.050
0343330100      RES CH 1/10W 33 J 0805                  2.00    0.002   0.005
0343470100      RES CH 1/10W 47K J 0805                 1.00    0.002   0.002
0343472100      RES CH 1/10W 4.7K J 0805               65.00    0.003   0.169
0343473100      RES CH 1/10W 47K J 0805                 1.00    0.003   0.003
0343511100      RES CH 1/10W 510 J 0805                20.00    0.003   0.052
0343518100      RES CH 1/10W 5.1 J 0805                 8.00    0.003   0.021
0343681100      RES CH 1/10W 680 J 0805                 1.00    0.003   0.003


                                     2 of 4

                               FE516NA Costed BOM

1511508100   CAP MC CP 50V 10P J NPO 0805      9.00       0.007        0.062

1511513100   CAP MC CP 50V 20P J COG 0805      6.00       0.008        0.046

1511523100   CAP MC 50V 51PF J CG 0805        24.00       0.008        0.184

1511526101   CAP MC CP 50V 68P J NPO 0805      8.00       0.009        0.075

1513445100   CAP MC CP 50V 1KP M X7R 0805      1.00       0.008        0.008

1513454100   CAP MC CP 50V .01U M X7R 0805    74.00       0.009        0.657

1517658100   CAP MC CP 50V .1U Z Y5U 0805     86.00       0.008        0.697

1553667200   CAP MC CP 25V 1.0U M Y5U 1206     3.00       0.046        0.139

2020300407   DIO SBD 1A 40V SMD                1.00       0.083        0.083

2020802113   DIO SBD .6A 7V SOT-23             8.00       0.130        1.037

2040010200   DIO SW 0.2A 75V MELF              3.00       0.185        0.556

2140009002   TR 40V 0.6A SOT23                 1.00       0.022        0.022

2140010001   TR 40V 0.6A 0.3W SOT23            1.00       0.033        0.033

2500038014   IC 7705A SOIC-8PIN                1.00       0.664        0.664

2500060133   IC VOL ADJ 2.5V 1% SOT-89 T&R     1.00       0.333        0.333

2540061040   IC DUAL DIFFERENTIAL SO-16PIN     1.00       1.200        1.200

2540102055   IC 9L SCSI TERMINATOR SOIC-16     1.00       2.750        2.750

2600019102   IC CMOS 74ACT86 SO-14             1.00       0.320        0.320

2600023309   IC TTL 74F125 SOP-14              1.00       0.250        0.250

2600023609   IC QUAD BUFFER SO-14              1.00       0.180        0.180

2600027711   IC OCTAL TRANSCELVER SOP-20       3.00       0.550        1.650

2600027909   IC OCTAL X'CEIVER SO-20           1.00       0.650        0.650

2600039209   IC NOR GATE TRIPLE 3-IN SO-14     2.00       0.230        0.460

2600042311   IC TTL HEX INVERTER SO-14         1.00       0.280        0.280

2600043311   IC CMOS 74HC02 SOIC 14PIN         1.00       0.250        0.250

2600077011   IC QUAD 2-IN OR GATE SO-14        1.00       0.250        0.250

2600078011   IC D F/F 3 OUT SO-20              1.00       1.200        1.200

2817301720   PULSE X'FMR ST6114                8.00       2.200       17.600

2921110210   CORE BEAD FERRI 1206             29.00       0.078        2.256

2976058701   PCB SM FR4 225*195 FE516A         1.00      14.500       14.500

X261000069   BUFFER/CLOCK DRIVER SO-20         1.00       2.650        2.650

0341190100   RES CH 1/10W 261 F 0805          32.00       0.004        0.130

0341222100   RES CH 1/10W 551 F 0805           8.00       0.005        0.037

0341234100   RES CH 1/10W 49.9 F 0805         16.00       0.004        0.066

0341351100   RES CH 1/10W 12.1 F 0805         16.00       0.004        0.065

0341379100   RES CH 1/10W 751 F 0805          32.00       0.004        0.130

0341496100   RES CH 1/10W 37.4 F 0805         16.00       0.004        0.065

0343101100   RES CH 1/10W 100 J 0805          24.00       0.003        0.063

0343102100   RES CH 1/10W 1K J 0805           16.00       0.003        0.042

0343161100   RES CH 1/10W 160 J 0805          32.00       0.003        0.085

0343202100   RES CH 1/10W 2K J 0805            2.00       0.003        0.005

0343220100   RES CH 1/10W 22 J 0805           12.00       0.003        0.031

0343472100   RES CH 1/10W 4.7K J 0805         58.00       0.003        0.151

0343511100   RES CH 1/10W 510 J 0805          16.00       0.003        0.042

0343518100   RES CH 1/10W 5.1 J 0805           4.00       0.003        0.010




                                     3 of 4

                               FE516NA Costed BOM
1511508100   CAP MC CP 50V 10P J NPO 0805      8.00       0.007        0.055

1511513100   CAP MC CP 50V 20P J COG 0805      4.00       0.008        0.030

1511523100   CAP MC 50V 51PF J CG 0805        24.00       0.008        0.184

1511526101   CAP MC CP 50V 68P NPO 0805        8.00       0.009        0.075

1513454100   CAP MC CP 50V .01U M X7R 0805    72.00       0.009        0.639

1517658100   CAP MC CP 50V .1U Z Y5U 0805     68.00       0.008        0.551

1553667200   CAP MC CP 25V 1.0U Z Y5U 1206     1.00       0.046        0.046

2600027711   IC OCTAL TRANSCELVER SOP-20       3.00       0.550        1.650

2600039209   IC NOR GATE TRIPLE 3-IN SO-14     2.00       0.230        0.460

2600078011   IC D F/F 3 OUT SO-20              1.00       1.200        1.200

2317301720   PULSE X'FMR ST6114                8.00       2.200       17.600

2921110210   CORE BEAD FERRI 1206             25.00       0.078        1.944

2976058801   PCB SM FR4 225*162 FE516B         1.00      12.800       12.800

X261000069   BUFFER/CLOCK DRIVER SO-20         1.00       2.650        2.650

                                               TOTAL COST            168.764




                                     4 of 4

                                  ATTACHMENT 2

                            CUSTOMIZATION OF PRODUCTS

1. DEVELOPMENT EFFORT. Supplier will provide certain services and/or technology for the development, test and manufacture of a custom version of the Supplier Products in return for payment of Non-Recurring Engineering cost so that it operates with the respective features, functions and specifications all as described in Exhibit A (the "Development Effort"). NETGEAR shall assist Supplier in the Development Effort by providing full technical details of the requirements for modifying the Products and reviewing the design, as well as assisting in testing of the customized Products and other assistance as may be specifically described in the Exhibit A.

2. PROTOTYPES TESTING AND ACCEPTANCE BY NETGEAR. Supplier shall deliver working prototype units at no additional charge for use in alpha, beta and other testing. As the Development Effort proceeds, Supplier shall conduct the prototype testing as described in Exhibit A. Upon completion of the Development Effort, Supplier and NETGEAR shall perform quality control and acceptance tests (the "Acceptance Tests") and Supplier shall demonstrate that the customized Products operate and perform in accordance with respective Specifications. If a customized Product fails to satisfactorily complete the Acceptance Tests, Supplier shall promptly and diligently correct any defects and complete any uncompleted portion of the Development Effort so that the customized Product satisfactorily operates and performs in accordance with specifications.

3. SAFEGUARD OF THIRD PARTY SOFTWARE AND RELATED INFORMATION. The parties acknowledge the customized Products may incorporate software technology to be licensed from certain third parties (collectively the "Third Party Software"). Supplier agrees that all information delivered by NETGEAR with respect to the Third Party Software shall be used by Supplier only for the purpose contemplated by this Agreement, and shall safeguard and treat such information in the manner required by Section 18 of the Agreement. In addition, NETGEAR may deliver to Supplier certain software source code which Supplier shall use only for the purposes referenced in Exhibit A, and shall safeguard and treat such information in the manner required by Section 18 of the Agreement. Supplier acknowledges and agrees that it will procure from the providers of the Third Party Software all license rights necessary to enable Supplier to incorporate the Third Party Software technology within the customized Products and to grant to NETGEAR the rights to distribute such technology as part of the customized Products as contemplated by this Agreement for no additional cost.

4. OWNERSHIP IN TECHNOLOGY. Except for the rights granted expressly in this Agreement, (i) Supplier, or its licensors, will own all right, title and interest in the customized Products and associated documentation, including, but not limited to, all copyright, patent, trade secret and other intellectual property rights, and
(ii) NETGEAR or its licensors, will own all right, title and interest in all software source and object code provided by NETGEAR, and all associated documentation, including, but not limited to, all copyright, patent, trade secret and other intellectual property rights. Notwithstanding the above, all right, title and interest in any modifications, enhancements or additional software or documentation developed by NETGEAR without assistance by Supplier, or by a third party acting on NETGEAR behalf without assistance by Supplier, will be the exclusive property of NETGEAR. In addition all right, title and interest in the layout of the circuit boards, will be the exclusive property of NETGEAR. Nothing in this Section will preclude either party from independent development of any technology without use of the other party's confidential or proprietary information.

5. LIMITATIONS ON USE OF TECHNOLOGY, TOOLING, TRADEDRESS, TRADEMARKS. NETGEAR and Supplier agree, except as otherwise expressly and unambiguously authorized hereunder, (a) not to make any copies or duplicates of any software provided by the other party pursuant to this Agreement, (b) not to create or attempt to create, by reverse engineering or otherwise, the source code or internal structure or design of any software or hardware or any part thereof or any other works based thereon from the object code or from the confidential information or hardware made available in connection with this Agreement, and (c) not to remove any product identification or notices of any proprietary or copyright restriction from hardware or software or any support material provided by the other party pursuant to this Agreement. The parties intend that NETGEAR will be entitled to reproduce and/or distribute the software to the extent specifically set forth in this Agreement. Any tooling procured for use in manufacture of the customized products will be used exclusively for the benefit of NETGEAR. Supplier shall use the tradedress and trademarks of NETGEAR exclusively on products manufactured for NETGEAR. Supplier shall not manufacture any product with a tradedress similar to that of NETGEAR which could cause confusion in the marketplace.

6. INDEMNIFICATION BY NETGEAR. NETGEAR will defend at its own expense any action brought against Supplier, to the extent that it is based on a claim by a third party (i) that any NETGEAR products or documentation infringes a patent or copyright, or contains misappropriated trade secrets, or (ii) which is based upon the use, operation or performance of NETGEAR products, or (iii) which is based upon any specification provided by NETGEAR to Supplier for development of customized Products and will pay any costs and damages finally awarded against Supplier in any such action which are attributable to any such claims. NETGEAR's obligations under the preceding sentence are subject to the conditions that: (i) Supplier promptly notifies NETGEAR in writing of any such claim, and (ii) NETGEAR will have sole control of such defense and all negotiations for any settlement or compromise, although Supplier may participate in the same at its expense. NETGEAR will have no liability to Supplier under this Section with respect to any claim of infringement to the extent that it is based upon (i) the combination of any NETGEAR products with any machine, device, firmware or software not furnished by NETGEAR, or (ii) any product not sold or licensed by NETGEAR, or (iii) any modification of any NETGEAR product by a party other than NETGEAR.

                           EXHIBIT A TO ATTACHMENT 2

                           STATEMENT OF WORK AND NRE

For the EN104, EN108, EN116 Slimline hubs.

        FEATURES

        EN104 4 port; EN108 8 port; EN116 16 port 10Base-T hubs
        Built in LED indicators
        BNC/AUI Backbone support
        Uplink port for network expansion

        FUNCTIONS

        SPECIFICATIONS

        Packaged contents - AC power adapter, Installation manual, warranty registration card, BNC "T" connector and terminator, wall mounting anchors and screws.

        PHYSICAL SPECIFICATIONS

        Custom metal housing and color
        NETGEAR logo and silkscreen
        Localized versions for North America, Japan, and Germany with Manual, Warranty Registration card, and packaging to be to NETGEAR specifications
        Master carton to be customized for NETGEAR
        Serial number to be serialized on unit, giftbox, and master carton Safety and Power Adapter labels to NETGEAR specifications

                        EN104            EN108                       EN116
                        -----            -----                       -----
10BASE-T PORTS          Four             Eight                       Sixteen

AUI/BNC Port            BNC              Auto-sensing AUI            AUI an BNC
                                         or BNC, AUI takes           simultaneously
                                         precedence if both are
                                         connected

Dimensions              w 94mm           w 158mm                     w 286mm
                        d 101mm          d 101mm                     d 101mm
                        h 28mm           h 28mm                      h 28mm

Weight                  .34kg            .53kg                       .89kg

Power Adapter           5V DC 0.8A       12V DC 1.2A                 12V DC 1.2A
                        47 TO 63 Hz      47 TO 63 Hz                 47 TO 63 Hz

AC Power                3.5 W            13.7 W                      20.5 W

AC Voltage               115-125V, 60Hz, North America
                         90-110V,50Hz, Japan
                         220-240V, 50Hz, Germany

Standards Support        IEEE 802.31 Type 10BASE-T, 10 BASE-2, 10BASE-5 10 Mbps
                         Ethernet CSMA/CD

Status LEDs              Unit, Power, collision; Per 10BASE-T port: Link, Rx;
                         AUI port:
                         Active, Rx; BNC port: Active, Rx

Environmental            Operating temperature 0 C TO 40 C
Specifications           Operating humidity: 90% max. relative humidity,
                         non-condensing

Electromagnetic          CE mark, commercial
Emissions                FCC Part 15 Class A
                         EN55 022 (CISPR22), Class A
                         VCCI Class 1

Electromagnetic          CE mark, commercial
Susceptibility           Electrostatic discharge (ESD):IEC 801-2. Level 2/3/4
                         Radiated electromagnetic field: IEC 801-3, Level 2
                         Electrical fast transient/burst: IEC 801-4, Level 2
                         Electrical surge: IEC 801-5, Level 2

Power Adapter            UL Listed, CSA certified, T-Mark, TUV licensed
Safety Approvals


NRE                           EN104               EN108                     EN116
---                           -----               -----                     -----
EMI Test                       NA                   NA                        NA

Certification                  NA                   NA                        NA
Reports
FCC Class A
VCCI 1
CE A

Tooling                       $4948               $7073                     $9888

Pack Out                       NA                   NA                        NA
Development
Box
Insert
Manual Set U

Per Model                     $4948               $7073                     $9888

                           STATEMENT OF WORK AND NRE

For the FE508 and FES16 Fast Ethernet Hubs.

        FEATURES
        FES08 8 port 100Base-TX hubs; FE516 16 port 100Base-TX hubs Built in LED indicators
        Uplink port for network expansion

        FUNCTIONS

        SPECIFICATIONS
        Package contents - FE508 or FES16 hub, AC power cord, Cascade Cable, Installation manual, warranty registration card, and Rack Mount Kit.

        PHYSICAL SPECIFICATIONS.
        Custom metal housing and color
        NETGEAR labeling and silkscreening
        Localized versions for North America, Japan, and Germany with Manual, Warranty Registration card, and packaging to be to NETGEAR specifications
        Master carton to be customized for NETGEAR
        Serial number to be serialized on unit, giftbox, and master carton Safety labels to NETGEAR specifications

                        FE50.8            FES16
                        ------            -----
10BASE-T PORTS          Eight             Sixteen

Dimensions              w 330mm           w 330mm
                        d 202mm           d 202mm
                        h 43mm            h 43mm

Weight                  2.2kg             2.4kg

Power consumption       35W               65W

AC Voltage              115-125V, 60Hz, North America
                        90-110V,50Hz, Japan
                        220-240V, 50Hz, Germany

Standards               IEEE 802.3u 100 BASE-TX; Class 1 repeater
Compatility             CSMA/CD
                        Windows 95, Macintosh, Novell Netware

Status LEDs             Unit, Power, data, collision; Per 100 BASE-TX port:
                        Link, Rx; Rear Panel: Terminator LED

Input Voltage           Auto-sensing
                        100 to 240 V
                        50/60 Hz

                         FE508            FE516
                         -----            -----
10BASE-T PORTS           Eight            Sixteen

Dimensions               w 330mm          w 330mm
                         d 202mm          d 202mm
                         h 43mm           h 43mm

Weight                   2.2kg            2.4kg

Power Consumption        35W               65W

AC Voltage               115-125V, 60Hz, North America
                         90-110V,50Hz, Japan
                         220-240V, 50Hz, Germany

Standards                IEEE 802.3u 100 BASE-TX, Class 1 repeater
Compatility              CSMA/CD
                         Windows 95, Macintosh, Novell Netware '

Environmental            Operating temperature: 0 C to 40 C
Specifications           Operating humidity: 90% max. relative humidity,
                              non-condensing

Electromagnetic          CE mark, commercial
Emissions                FCC Part 15 Class A
                         EN55 022 (CISPR22), Class A
                         VCCI Class 1

Electromagnetic          CE mark, commercial
Susceptibility

Safety Approvals         CE mark, commercial
                         UL Listed (UL1950),
                         CS A certified (CSA 22.2 #950)
                         TUV licensed (EN 60 950)

NRE                            FE508                        FE516
---                            -----                        -----
EMI Test                       $1100                        $1100

Certification Reports
FCC A                          $1200                        $1200
VCCI 1                         $1500                        $1500
CE A                           $2500                        $2500
CSA                              TBD                          TBD
UL                               TBD                          TBD
TUV                              TBD                          TBD

Tooling                                $ 24,104 combined

Packout Development
Box                             $110                         $110
Insert                          $350                         $350
Manual                          $112                          N/A

Subtotal NRE                                $37,736

Page 02/11
Patricia

-Costed BOM for EN 100
The attached 9 pages are the costed BOMs for EN104, EN108 & EN116. And the cost structures are as follows:

Model                            EN104        EN108        EN116
Material                        $ 35.82      $ 54.01      $ 86.33
Material Burdon(2%)             $  0.72      $  1.08      $  1.73
-------------------             -------      -------      -------
Material cost                   $ 36.54      $ 55.09      $ 88.06
Assembly + Burn-IN
+ Overhead +
Handling                        $  6.25      $  7.85      $ 11.65
------------------              -------      -------      -------
Sub-Total                       $ 42.79      $ 62.94      $ 99.71
Profit (8%)                     $  3.42      $  5.04      $  7.98
-----------                     -------      -------      -------
                                $ 46.21      $ 67.98      $107.69
Special Offer                   $ 43.60      $ 62.80      $107.40

Regards,
Tina